Exhibit 99.1

Investor Day March 6, 2018

Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 | March 6, 2018 | Valmont Industries, Inc.

Agenda Introductions Company Overview & Strategy Operational Transformation Engineered Support Structures (ESS) Overview Renee Campbell & Jeff Laudin – IR Steve Kaniewski – President & CEO Doug Bryson – SVP, Steel Operations Barry Ruffalo – Group President 8:30 AM Coatings Overview Utility Support Structures (USS) Overview Irrigation Overview Financial Overview Closing Remarks Rick Cornish – Group President Aaron Schapper – Group President Lennie Adams – Group President Mark Jaksich – EVP & CFO Steve Kaniewski – President & CEO 10:15 AM Leadership Luncheon 12:15 PM 3 | March 6, 2018 | Valmont Industries, Inc. Q&A11:55 AM Q&A9:45 AM BREAK 10:00 AM

COMPANY OVERVIEW STRATEGY & Steve Kaniewski | President & CEO 4 | March 6, 2018 | Valmont Industries, Inc.

Key Messages wth 5 | March 6, 2018 | Valmont Industries, Inc. Transforming Our Company while Maintaining Philosophy on Total Value Impact Talent Development to Strengthen Our Culture of Accountability, Excellence and Collaboration Expanded View of Addressable Market; Strategies in Place to Capture Gro We Have Launched a Central-Led Operating Model Executing a Balanced Capital Allocation Plan to Support Growth Initiatives ,

Valmont at a Glance Company Profile 2017 Mix ($M) Headquarters By Revenue3 By Operating Income 2017 Sales Market Cap Countries of Operation Manufacturing Sites Total Employees ESS Utility Irrigation Coatings 1 Includes Other of $76M. 2 As of 3’2’2018. 3 Net of intersegment sales 6 | March 6, 2018 | Valmont Industries, Inc. Omaha, NE $2.7B1 $3.3B2 23 86 10,700

Broad Global Footprint is a Competitive Differentiator 2017 Revenue by Geography 67% AMERICAS 10% EMEA 23% APAC 7 | March 6, 2018 | Valmont Industries, Inc. #1 or #2 in All Markets We Serve within Our Industries Manufacturing Facility

Products Serving Agriculture and Infrastructure Development sprinklers, drive trains, services management through Efficient Delivery of 8 | March 6, 2018 | Valmont Industries, Inc. ENGINEERED SUPPORT STRUCTURES (ESS) UTILITY SUPPORT STRUCTURES (USS) COATINGS IRRIGATION Lighting and traffic structures Highway safety products Wireless communications products and components Industrial and architectural access systems Transmission poles Substations Distribution poles Engineering and support Renewable generation support structures Galvanizing Applied Coatings: anodizing, electro-deposition (e-coat), liquid, powder, and duplex Value-added services (e.g., fabrication, shipping, storage) Center pivots, linears, pumping stations, flotation, and traction Technology solutions Water delivery and Providing Structures Essential for Supporting Global Infrastructure Growth Enabling Power to be Transferred from the Generation Facility to the Customer Extending the Life, Value, and Aesthetic Properties of Metal Products Improving Farm Productivity Fresh Water

When You Look Closely… 9 | March 6, 2018 | Valmont Industries, Inc.

Valmont Products Are Everywhere… 10 | March 6, 2018 | Valmont Industries, Inc.

…Even from the Air 11 | March 6, 2018 | Valmont Industries, Inc.

Valmont Business Model Strong, Global, and Enduring Drivers Operational Focus Total Value Impact Focus Culture & Talent VALUE CREATION Niche Markets Engineering Leverage Products, Markets and Capabilities Global Mindset/ Footprint 1 As of 12’31’2017. Source: FactSet. 12 | March 6, 2018 | Valmont Industries, Inc. Competitive Strengths Growth Discipline 16.5% Total Compounded Annualized Return Over the Past 15 Years1

Energized Management Team Driving Results 13 | March 6, 2018 | Valmont Industries, Inc. President & CEO Steve Kaniewski Joined: 2010 EVP & CFO Mark Jakisch 1983 SVP, Human Resources Vanessa Brown 1973 SVP, IT & CIO John Kehoe 2014 SVP, Steel Operations Doug Bryson 2013 VP, Global Taxation Ellen Dasher 1996 VP & Corp. Controller Tim Francis 2014 VP, Legal & Compliance Andy Massey 2006 VP, Head of Audit Darrel Moreland 2004 New to VMI within last 5 years New to role within last 2 years Group Presidents President, ESS Barry Ruffalo 2015 President, Utility Aaron Schapper 2011 President, Coatings Rick Cornish 1996 President, Irrigation Lennie Adams 1979

Significant Accomplishments Since 2016 Investor Day Steps Taken to Transform Organization Strategic Focus Going Forward  Completed Restructuring Program; Delivered $30M+ Annualized Cost Savings Simplified Reporting Structure to 4 Segments Enhanced Commitment to Corporate Sustainability Accelerated Lean and Agile Deployments New Product Development Velocity Executed Successful CEO Transition; Developing Next Generation of Leaders      14 | March 6, 2018 | Valmont Industries, Inc.

Elevating Our Commitment to Corporate Sustainability Aggregating global data for improved measurement Green Teams in every facility Reductions in electricity consumption and landfill waste Elevating sustainability throughout our organization Enhanced global data analytics and metrics track sustainability goals Strengthening reporting Supplier sustainability commitment to establish and 15 | March 6, 2018 | Valmont Industries, Inc. Increasing Our Dedication to Corporate Responsibility Over Time FUTURE Self-Sustaining Program Disseminating Throughout the Organization

Building and Aligning the Organization 16 | March 6, 2018 | Valmont Industries, Inc. Shift to a Market-Focused Organization Training and Safety Talent Management Requires product line management Rethinking how we manage countries and regions Managing manufacturing workforce challenges Compensation realignment Living as a Leader™ management development Over 81,000 training courses completed in 2017, more than double the previous year Attract | Employer of choice Retain | Employee value proposition Develop | Promote from within

Operational Transformation Staged Rollout of a Central-Led Operations Model PHASE 1 PHASE 2 PHASE 3 17 | March 6, 2018 | Valmont Industries, Inc. Build on Distinct Competitive Advantage of Our Global Footprint

Recap of 2018 Restructuring Plan  Consolidation of operations and other cost-reduction activities  Expected Charges: $10M - Cash: $8.5M - Non-Cash: $1.5M  Expected Payback: Approx. $10M, 12-18 months from January 2018 18 | March 6, 2018 | Valmont Industries, Inc. Continue to Pursue Opportunities to Improve Profitability

Formalizing Process for New Product Development Our Broader View of the Total Addressable Market Has Led Us to Identify Additional Product and Service Offerings and Adjacencies Voice of Customer-Driven Process Adopting Agile Methodology to Drive Faster Deployment of New Products and Services Setting Goals to Improve Velocity 19 | March 6, 2018 | Valmont Industries, Inc.

Expanding View of Our Addressable Market ~$37B1 | Addressable Market Increased 3X GEOGRAPHIC EXPANSION ENCIES ODUCTS VICES 1 Based on independent and Company estimates. 20 | March 6, 2018 | Valmont Industries, Inc.

Company Targets Long-Term Goal 1 5% organic. Acquisitions over time are necessary to achieve top end of range. 21 | March 6, 2018 | Valmont Industries, Inc. Revenue Growth1 5% - 10% > 10% > 10% > 1.0x Net Earnings > 12% EPS Growth ROIC FCF Conversion Operating Margin

OPERATIONAL TRANSFORMATION Doug Bryson | SVP, Steel Operations 22 | March 6, 2018 | Valmont Industries, Inc.

Key Messages 23 | March 6, 2018 | Valmont Industries, Inc. Newly-Created, Central-Led Global Operations Role We Are Changing the Way We Manage Our Factories Focused on Cost Reductions and Working Capital Optimization Strategic Deployment, Lean, and Agile Are How We Operate; SQDC Are Our KPIs

Evolution of Our Operational Foundation; 2017 was Pivotal Identified the Opportunity Established new corporate executive role in February 2017 ̶ Underutilized capacity in strategic regional locations Cultural silos masked capacity utilization opportunities headcount-neutral ̶ ASSEMBLED THE TEAM, ESTABLISHED STANDARD PROCESSES AND METRICS 24 | March 6, 2018 | Valmont Industries, Inc. We Have Made Significant Progress in a Short Period of Time Developed timing of rollout IDENTIFIED Identified team members INITIAL CHALLENGES Established goal to be cost and headcount-neutral

Critical Focus Areas organization 25 | March 6, 2018 | Valmont Industries, Inc. Thoughtful and Strategic Rollout Centralized Organizational Responsibilities Leveraging Existing Talent Environmental Health & Safety (EHS) Operations management Sales & Operations Planning (S&OP) Creation of a global supply chain Quality and capital management Rolled Out Standard Operating Procedures and KPIs Across North America Steel Operations Focused on cost center metrics (SQDC) Aligned long-term compensation and incentives Commenced strategic rollout of operational excellence and Lean

Leveraging Our Manufacturing Footprint OUR SOLUTION  Factories are product agnostic and now handle multiple product lines depending on market demand Increased flexibility to react quicker and improve lead times Increased ability to expand capacity without capital investment   26 | March 6, 2018 | Valmont Industries, Inc. Broke Down Entrenched Barriers with Early Successes REAL-WORLD EXAMPLE Communication Tower Case Study COMPANY CHALLENGE Before, business units managed factories independently and along product lines

Supply Chain Transformation of North America Steel Ops • Implemented sourcing strategy Inbound Freight Avg. Weight (lbs.)/Load - Materials council comprising senior management and segment leadership directing raw materials sourcing Centralized raw material sourcing across North America steel sites - • Logistics and freight – Inbound and Outbound - Inbound: • • Before, suppliers managed freight leading to suboptimal load sizes Now, load sizes are internally managed resulting in better utilization - Currently focusing on Outbound: • Combining loads, routes and carriers to service all North American segments • Aggregating MRO purchases for volume leverage 2015 2016 2017 27 | March 6, 2018 | Valmont Industries, Inc. Leveraging Volumes Across Segments

Strategic Deployment for Organizational Alignment • Strategic deployment aligned as of January 1, 2018 • Cascading action plans based on strategic initiatives • Structured X-Matrix monthly business unit reviews: Action Plan Plan, Do, Check, and Act (PDCA) Tracking Results toward Goals Pareto of Q4 2017 COPQ Items 28 | March 6, 2018 | Valmont Industries, Inc. Complete Alignment from CEO to Site Location

Strategic Deployment for Organizational Alignment X-Matrix - CEO X-Matrix - Segment X-Matrix - Site 29 | March 6, 2018 | Valmont Industries, Inc.

Lean Training is Critical for Operational Excellence  Globally centralized Lean team Valmont University Lean Training # of Associates Trained 206 The cornerstone of the process A systematic and standardized training system developed internally; deployed online and in-person Rigorous requirements for certification Annual continuing education and project completion required to retain credentials 2015 2016 2017  Building a self-sustaining cadre of lean experts  Encouraging development of Lean leadership pipeline 30 | March 6, 2018 | Valmont Industries, Inc. Creating a Way of Life Valmont University Additional Training: Welders Agile Back Office 109 33

Driving SQDC Throughout Our Organization 31 | March 6, 2018 | Valmont Industries, Inc. How We Are “Playing Our Position” COST Reducing Manufacturing Costs DELIVERY Driving Speed and Flexibility QUALITY Responding to Voice of Customer SAFETY Focusing on Leading Indicators

Case Study: Operational Excellence in Utility COST  Eliminate Waste  Fully Load Low-Cost Sites  Maximize Asset Capacity Utility: Steel Conversion Cost All NA Sites 2014 2015 2016 2017 1 Total Recordable Incident Rate. 2 Lost Time Injury Rate. 3 Defective parts per million. 32 | March 6, 2018 | Valmont Industries, Inc. DELIVERY Leverage footprint Become Fast and Flexible Improve Lead-Times Capacity: Recovered Hours 2014 2015 2016 2017 QUALITY Internal and External Focus Data-Driven Focus Utilize Lean Methodologies Quality Performance Improvement ent Int DPPM 3 Ext DPPM 3 Q1'17 Q4'17 53% YoY Improvem 39% YoY SAFETY Focus on leading indicators Share Best Practices Standardize Critical Processes Safety Performance 29% YoY ent TRIR 1 LTIR 2 2016 2017 Improvement 35% YoY Improvem

2020 Strategic Goals 1 Defective parts per million. 33 | March 6, 2018 | Valmont Industries, Inc. COST Offset Inflation and Improve by 2% DELIVERY Reduce Lead Times QUALITY Reduce Internal and External DPPM1 SAFETY Reduce Reportable Incidents

Key Takeaways 34 | March 6, 2018 | Valmont Industries, Inc. We Are Building a Model that Can be Replicated Globally Maximizing Capacity while Minimizing Additional Capital Investment We Are Aligned with SQDC A Meaningful Transformation in the Way We Operate

ENGINEERED SUPPORT STRUCTURES (ESS) Barry Ruffalo | Group President 35 | March 6, 2018 | Valmont Industries, Inc.

Key Messages ete s 36 | March 6, 2018 | Valmont Industries, Inc. We Can Participate in Infrastructure Growth around the World Only Player with Multiple Differentiators; Engineering, Footprint, and Compl Product Lines Leveraging Global Supply Chain to Lower Manufacturing and Delivery Cost

ESS at a Glance Business Profile Product Portfolio 2017 Revenue Mfg. Facilities Countries Employees Revenue by Region 37 | March 6, 2018 | Valmont Industries, Inc. Communication Structures and Components Highway Safety Architectural Components North America APAC EMEA Access Systems and Mining Lighting and Traffic Solutions 4,000 17 40 $938M

How Do We Differ? Core Strengths Local Presence Competitive Differentiators Large Project Capability 38 | March 6, 2018 | Valmont Industries, Inc. Demonstrated Management Innovative Engineering Solutions Broadest Global Footprint Most Complete Product Line Global Reach Leading Designs in Decorative Products Global Supply Chain Engineering Strength and Depth

Geographic Footprint  Scale and footprint provide unmatched advantages ̶ Flexible capacity ̶ Competitive lead times 39 | March 6, 2018 | Valmont Industries, Inc. Manufacturing Facility

Market Drivers  Need for increased spend on transportation - - Globally, new road construction by 2030 is projected to be $101B1 Infrastructure renewal in developed economies; new road construction in developing economies Demand for safer roads Urbanization - -  Explosion of demand on wireless networks - - - - - Data Connectivity Access points Streaming video Internet of Things (IoT)   Shift to 5G will drive network upgrades Demand for integrated solutions will continue to develop and evolve 1 OECD. 40 | March 6, 2018 | Valmont Industries, Inc.

Expanding Our Total Addressable Market AREAS OF OPPORTUNITY $11B GEOGRAPHIC EXPANSION ENCIES ODUCTS VICES 41 | March 6, 2018 | Valmont Industries, Inc. Highway Safety Smart Pole Solutions Architectural Components Telecommunications Products & Components Sign Structures

Geographic Expansion  Telecommunication products and components - - - - Leverage engineering expertise and customer collaboration Develop innovative solutions for 5G expansion Expand components go-to-market model Bring existing products to new markets  Architectural components: decorative sunscreens on buildings - Migrate Australian business model to U.S. markets  Highway safety - Take next-generation of proprietary technology to more markets  Middle East growth - - Implement a systematic and strategic go-to-market approach Leverage full suite of Valmont products and services 42 | March 6, 2018 | Valmont Industries, Inc.

Adjacencies  Sign structures: regional to national expansion - Specified market plays to our engineering, manufacturing, and galvanizing strengths Opportunity to cross-sell and bundle with our transportation product line Leverage our engineering and drafting talent - -  Smart (multi-function) pole solutions - Municipalities demand single structures with smart functions (e.g., lighting, traffic control, 5G, cameras, and EV charging) We have leading domain expertise in telecom and street lighting, the two most common applications -  Architectural components - - - Building a sales organization targeting architects and specifiers Ability to offer turnkey solutions Targeting sun belt markets 43 | March 6, 2018 | Valmont Industries, Inc.

New Product & Service Development  Smart pole (multi-function) solutions - Being the integrator will disrupt the market  Highway safety - - Rigorous standards and long incubation times are barriers to entry We have next-generation products already in pipeline  Mitigator™ Vibration Mitigation Devices - - - Innovative solution in high wind markets Extends the fatigue life of new and existing structures Reduces vertical motion for clearer traffic monitoring 44 | March 6, 2018 | Valmont Industries, Inc.

ESS Strategic Initiatives  Building and aligning the organization Valmont Strategic Focus Going Forward - Realigning market focus to 3 core markets; transportation, communication and architectural Reorganizing European and Asia Pacific management structures and repurposing capacity Dedicating segment-level resources to market development - -  Operations - - Optimizing capacities in Europe for efficient deployment Creating reliable, low-cost production in strategic locations  Commercial excellence - Driving standard work through the organizations  Marketing data, pricing, lead generation and follow-up 45 | March 6, 2018 | Valmont Industries, Inc.

Case Study: Parking Garage – Sunscreen and Safety Barrier Our Solution CUSTOMER NEED  Only provider who offered a combined package façade and safety barrier Project Name: Royal North Shore Hospital  Atmosphere™ façade system provided design flexibility and fast and efficient installation Location: Sydney, New South Wales  Strong partnerships with builder and architect provided efficient project management and delivery Customer required a decorative façade and sunscreen to also serve as a pedestrian barrier for a new, 7-level parking structure 46 | March 6, 2018 | Valmont Industries, Inc.

2016-2017 Lean/Operational Excellence Metrics transition, COGS quote to cash through shared 47 | March 6, 2018 | Valmont Industries, Inc. Safety Talent Development Accounts Receivable Inventory Cost Reductions Productivity Total Recordable Incident Rate (TRIR): 12% reduction Lost Time Injury Rate (LTIR): 43% reduction 40% reduction in hand injuries Lean trainings held on-site in Europe and Australia Continued focus on improving quality of A/R Global DSO improvement by 15% Optimizing inventory by leveraging global supply chain Building Poland Mfg. Center of Excellence; production reduction Improving SG&A productivity services European functional organization agenda Implementing best practices

Margin Improvement Initiatives Price Cost Productivity Exercise price leadership in a fragmented market Engineering as a value proposition Leveraging back office and manufacturing capacity Rationalize global footprint Institutionalize Agile and Lean in the organization Reduce complexity of order-to-cash process Regionalize organization for maximum scale benefits (North America, EMEA, APAC) Value selling (e.g., quality, delivery) Streamline engineering systems Expand global sourcing initiatives 48 | March 6, 2018 | Valmont Industries, Inc.

Key Takeaways 49 | March 6, 2018 | Valmont Industries, Inc. Driving Value Proposition through Solutions-Based Selling Smart Infrastructure Provides Growth and Value Expansion Opportunities Geographic Expansion Taking Existing Products into New Markets Infrastructure Development is Critical to Economic Expansion

Q&A 50 | March 6, 2018 | Valmont Industries, Inc.

BREAK 51 | March 6, 2018 | Valmont Industries, Inc.

COATINGS Rick Cornish | Group President 52 | March 6, 2018 | Valmont Industries, Inc.

Key Messages 53 | March 6, 2018 | Valmont Industries, Inc. Galvanizing Protects Steel for Generations Robust Global Pipeline of Acquisitions and New Construction Opportunities Expanding Our Addressable Market through Innovative Use of Technology and Applied Coatings We Find Value-Add Opportunities by Understanding Voice of Customer

Coatings at a Glance Business Profile Services Portfolio 2017 Revenue Service Sites Countries Employees Revenue by Region 54 | March 6, 2018 | Valmont Industries, Inc. Value-Added Services Applied Coatings North America APAC Galvanizing 2,000 6 33 $319M

How Do We Differ? Core Strengths Operating System Competitive Differentiators Technologies Services 55 | March 6, 2018 | Valmont Industries, Inc. Innovative Use of Unmatched Product Breadth, Capabilities, and Lean Deployment Unrivaled in the Industry Customer-Centric Partnerships Valmont Coatings Internal Baseload Seamless Multi-Plant Inter-Operability Highly Diversified Customer / Market Base

Demonstrating Our Unique Capabilities American Galvanizing Association (AGA) Award | City of San Jose  City of San Jose public art collection in collaboration with the city’s trails program  Showcases our ability to galvanize anything 56 | March 6, 2018 | Valmont Industries, Inc.

Global Coatings Footprint Global Markets Served: 20171 Power Distribution Misc. Fabrication Agriculture Buildings Support Stuctures Bridge & Highway Communication Lighting Transportation Access Systems 1 Revenue by market. 57 | March 6, 2018 | Valmont Industries, Inc. Broad Footprint to Effectively Serve Our Customers Galvanizing Applied Coatings

Market Drivers  Coatings demand is typically correlated to industrial production - Valmont sales can lag the Industrial Production Index (IPI)  Infrastructure investments promote coatings demand  Cost of corrosion is a major financial burden on economies - Total annual estimated cost in the U.S. is $276B or 3.1% of GDP1 1 National Association of Corrosion Engineers (NACE). 58 | March 6, 2018 | Valmont Industries, Inc.

Expanding Our Total Addressable Market AREAS OF OPPORTUNITY $3B GEOGRAPHIC EXPANSION ENCIES ODUCTS VICES 59 | March 6, 2018 | Valmont Industries, Inc. Value-Added Services Applied Coatings Acquisitions and New Construction

Geographic Expansion  Targeted acquisitions in galvanizing and applied coatings - - - Expand market share where we operate currently Enter developing markets Build upon Valmont’s in-country presence when expanding to international markets  New construction in targeted markets - Target existing Valmont manufacturing locations to baseload demand Identify strategic gaps in our existing footprint - 60 | March 6, 2018 | Valmont Industries, Inc.

Adjacencies  Applied Coatings - Rebar – “100 Year Bridge” - Thermal Applications - Plating  Managed Operations 61 | March 6, 2018 | Valmont Industries, Inc.

New Product and Service Development OUR TECHNOLOGY WILL BE A DISRUPTOR EXTERNAL INTERNAL 62 | March 6, 2018 | Valmont Industries, Inc.

Valmont Coatings Connector (VCC)  Customer-driven app - Customer sought visibility at every stage of the process  VCC provides real-time product visibility - Order status & updates, action item resolution, request, and schedule product pickup and/or delivery System generates notifications through text and/or email Order step/status updates and customer service interactions - -  Additional features - GPS-enabled facility locator, galvanizing fit calculator, services, and featured products 63 | March 6, 2018 | Valmont Industries, Inc.

Valmont Coatings Connector (VCC) Providing Customers Real-Time Visibility of Their Product in Every Valmont Facility 64 | March 6, 2018 | Valmont Industries, Inc.

GalvTrac™ Proprietary Visual Management Tool  Precise, proven, and repeatable recipes per customer product Lean-optimized: standard work, visual management, and cost reduction Minimizes material usage Maximizes available process time Continuously improving/shared globally     Immersion Timer 65 | March 6, 2018 | Valmont Industries, Inc. Pre-Immersion Timer Immersion Timer with Color Cues Extraction & GAP Timer

Valmont Coatings Operating System Business Intelligence and Analytics  Numerous acquisitions required implementation of a single operating system  Finely-tuned combination of operations, finance, communications, and performance management/development  Produces data and analysis on market trends, customer requirements, and other internal metrics  Continuously refined to respond to Voice of Customer  Easily implemented in new locations  Data enables a deep understanding of our micro-markets, allowing price maximization, capacity utilization, and workforce planning 66 | March 6, 2018 | Valmont Industries, Inc. Analyze and Address Customer Needs

Coatings Strategic Initiatives  Building and aligning organization Valmont Strategic Focus Going Forward - - Identify managers for Leadership track Dedicated business development resource  Operations transformation - Drive Agile and Lean throughout the organization  Expand process to identify new services and products plus expand value added activities - - Further resource innovation efforts Voice of Customer 67 | March 6, 2018 | Valmont Industries, Inc.

2016-2017 Lean/Operational Excellence Metrics 1 Rate per 200,000 hours. 68 | March 6, 2018 | Valmont Industries, Inc. Safety Talent Development Operational Metrics Total Recordable Incident Rate (TRIR) declined 9% from 5.33 to 4.831 Lost Time Injury Rate (LTIR) declined 18% from 0.67 to 0.551 Hand Injuries reduced by 65% Identification of safety hazard reports increased 30% to 2,309 Lean training held in the U.S. and Australia certifying 25 individuals including two trainers Participants completed 110 Lean events Shipped Complete On Time (SCOT) improvement to 96.2% 119 Kaizen events conducted – increase by 17% Material productivity (pounds/volume processed) improved by 2.2% Labor efficiency improved 1.3%

Margin Improvement Initiatives Price Cost Productivity Micro-market analytics understand customer/ market needs Pricing leadership to Standard work eliminates waste Product recipes optimize material usage and flow Continuously adjusting Improving pounds per man hour Product recipes increase kettle availability and capacity Joint kaizen events with customers to eliminate waste ̶ Value-added services command premium pricing Ability to quickly pass on cost increases (inflation) to market staffing levels workload to the ̶ 69 | March 6, 2018 | Valmont Industries, Inc.

Key Takeaways 70 | March 6, 2018 | Valmont Industries, Inc. Profitable Business that Levers Well with Volume Broadest Portfolio of Services and Capabilities Attracts Customers Using Technology in a Creative Way to Enhance Results Driving Growth through Acquisitions and New Construction

UTILITY SUPPORT STRUCTURES Aaron Schapper | Group President 71 | March 6, 2018 | Valmont Industries, Inc.

Key Messages on 72 | March 6, 2018 | Valmont Industries, Inc. Customers Value Expertise in Engineering, Project Management, & Executi Customer Relationships Enhanced by Valuable Alliance Contracts International Market Expansion is a Focus Area Adding New Product Lines as Part of Our Global Growth Strategy

Utility Support Structures at a Glance Business Profile Product Portfolio 2017 Revenue (Mainly U.S.) Manufacturing Facilities Countries Employees 1 Includes 3 ESS plants in China. 73 | March 6, 2018 | Valmont Industries, Inc. Inspection Services Wind Distribution Poles Substations 2,900 41 16 1 Transmission Structures $859M

Complete Portfolio of Transmission Products  Monopole applications favor expensive labor and land costs  Lattice applications favor inexpensive labor and land costs 74 | March 6, 2018 | Valmont Industries, Inc. Monopoles PyraMAX™ Lattice >500KV 500KV – 230KV (Developed Country) 500KV – 230KV (Developing Country) Urban Setting Rural Setting Difficult Terrain

How Do We Differ? Core Strengths Proven, Reliable Competitive Differentiators Reliability and 75 | March 6, 2018 | Valmont Industries, Inc. Recognized for Performance Broad Manufacturing Capabilities with Global Footprint Innovative New Products and Materials Fast Turnaround from Specification to Design 40 Years of Designs Flexibility of Manufacturing Footprint Breadth of Products / Multiple Solutions Utility Engineering Expertise

Geographic Footprint  Current business is ~ 90% in North America  Leveraging global manufacturing and engineering  Footprint provides global growth opportunities and cost advantages 76 | March 6, 2018 | Valmont Industries, Inc. Manufacturing Facility

Market Drivers  Reliability, grid hardening, regulatory impetus, and renewable generation - Historical underinvestment in the grid and aging infrastructure - Increase in renewable and distributed generation will continue to drive new additions to the grid - Demand for uninterrupted power - Wood transmission pole and distribution pole replacement represents a sizeable market opportunity 77 | March 6, 2018 | Valmont Industries, Inc.

Expanding Our Total Addressable Market AREAS OF OPPORTUNITY $12B GEOGRAPHIC EXPANSION ENCIES ODUCTS VICES 78 | March 6, 2018 | Valmont Industries, Inc. Technology Services as a Disruptor Concrete for Grid Hardening & Distribution Pre-Packaged Substations Lattice Global Expansion & Acquisitions

Geographic Expansion  Add lattice capabilities - - Opens international markets Ability to leverage our existing alliances  Increase round pole opportunities in Europe  Further expand Middle East and Africa markets  Enter Latin and South America 79 | March 6, 2018 | Valmont Industries, Inc.

Adjacencies  Services will become an important part of our differentiation strategy - Advanced Technology: Drone inspections for engineering and coatings  Add lattice capabilities in U.S. - - - Completes Valmont transmission product line Strengthens Alliance opportunities Uses existing SG&A and sales channels  Offshore-to-onshore wind in Europe 80 | March 6, 2018 | Valmont Industries, Inc.

Case Study: Drone Inspection Our Solution CUSTOMER NEED  Implement use of drones using high-definition optics for visual review on energized lines Accurate and timely inspections that were cost-efficient and reduced the risk of injury in high-wind conditions Use LIDAR1 capabilities for line design and to tag right-of-way intrusions   Ability to fly in adverse weather conditions, day or night 1 Light Detection and Ranging. 81 | March 6, 2018 | Valmont Industries, Inc.

New Product & Service Development  Pre-packaged substation - - Pre-assembled kits easily transportable and erected in the field Results in better control of project management  Concrete distribution poles - - - Spun concrete and concrete/steel combination Narrows the cost gap with wood inclusive of installation Investing in capacity and equipment   Active new product pipeline PyraMAX™ continues to gain market acceptance; >$20M annual sales globally 82 | March 6, 2018 | Valmont Industries, Inc.

Utility Support Structures Strategic Initiatives  Supply electric grid designs and structures anywhere in the world Valmont Strategic Focus Going Forward - - Enabled by successful M&A execution Enables greater participation in system upgrades  Building and aligning the organization - - - Promoted 3 business line/product line managers Dedicated a business development resource Created global engineering and drafting team  Enhancing process for new product development - - Dedicated Agile leadership and management tools Partnering with key customers on engineering and product solutions  Operations transformation - Continued move to shared enterprise services 83 | March 6, 2018 | Valmont Industries, Inc.

Case Study: Agile Methodology Success Our Solution CUSTOMER NEED  Implemented Agile methodology, leading to self-managing fast and flexible teams Reduced design and cycle time with better  Digital Kanban for Engineering visibility status of engineering ̶ ̶ ̶ ̶ Multiple, global teams with self-prioritized work Vastly improved order status visibility to customers Led to improved engineering capacity planning Recognized 20% productivity improvement, headcount-neutral 84 | March 6, 2018 | Valmont Industries, Inc.

Margin Improvement Initiatives Price Cost Productivity Implement a discriminating and balanced approach to customer mix Introduce innovative products to increase margins Bundle material, product, and service solutions Leverage back office and manufacturing capacity Utilize raw material efficiently in designs Automate manufacturing Drive Agile and Lean further into the organization Further optimize operations to reduce conversion costs and SG&A 85 | March 6, 2018 | Valmont Industries, Inc.

Key Takeaways 86 | March 6, 2018 | Valmont Industries, Inc. Pursuing Growth through Acquisitions Product Innovations Gaining Momentum Geographic Expansion for Revenue Growth Favorable End Market Conditions Globally

IRRIGATION Lennie Adams | Group President 87 | March 6, 2018 | Valmont Industries, Inc.

Key Messages obal 88 | March 6, 2018 | Valmont Industries, Inc. Population Growth and Dietary Improvement Drive Long-Term Demand Brand Recognition Earned through Reliability, Innovation, Durability, and Gl Dealer Network Technology Leadership is Providing Growth Opportunities International Markets Growing Faster than North America

The Irrigation Story  Irrigated farms are more productive – Globally, 18% of farmland is irrigated, yet produces 40% of the total crop1 Freshwater 3% All Water  Reduced tillage / soil erosion, run-off, and energy costs Proven yield increases across all crops  Ice Caps Greater Water Efficiencies from Mechanized Irrigation2 Available Freshwater 33% Agriculture uses 66% of available freshwater3 1 FAO.org. 2 “Sustaining California Agriculture in an Uncertain Future,” Pacific Institute July 2009. 3 Industry & Domestic use 33%. 89 | March 6, 2018 | Valmont Industries, Inc. Irrigated Land Produces More Crop & More Value 75% - 95% Mechanized (Pivot) 75% - 95% Drip 50% - 85% Gravity/Flood

Irrigation at a Glance | Valley Business Profile Products & Services 2017 Revenue Facilities (Mfg., Warehouse, & Distribution) Countries Employees Global Dealerships 1 Consists of linear, corner and towable center pivots and machines. 2 ~50% split U.S. and International. 90 | March 6, 2018 | Valmont Industries, Inc. Water Management Variable Rate Irrigation GPS Remote Telemetry Control Panels Center Pivots & Machines1 >500 Dealers2 1,600 8 21 $652M

How Do We Differ? Core Strengths Voice of Grower Competitive Differentiators Response Time 91 | March 6, 2018 | Valmont Industries, Inc. Global Valley University™ Technology Leadership Global Dealer Network Focus on Most Connected, Reliable, Durable Pivots in Market Dealer Development Brand Recognition and Global Footprint

Geographic Footprint  #1 global market share in mechanized irrigation  Manufacturing facilities target key regions and offer flexibility  Global demand can be sourced from any facility 92 | March 6, 2018 | Valmont Industries, Inc. Manufacturing Network is a Competitive Advantage Manufacturing FacilityWarehouse Facility

Market Drivers  Long-term - Constraints on fresh water resources 1B people live in water-scarce regions, growing to 3.5B by 20251 o - - Governments’ desire to become more self-sufficient in food production Demand on food production 35% population growth by 2050; food production must grow 70%1 Increased economic prosperity Limited arable land    - Large installed base of machines creates replacement opportunity  Short-term - - Commodity prices and net farm income Availability of farm labor 1 World Resources Institute. 93 | March 6, 2018 | Valmont Industries, Inc.

Expanding Our Total Addressable Market AREAS OF OPPORTUNITY $11B GEOGRAPHIC EXPANSION ENCIES ODUCTS VICES 94 | March 6, 2018 | Valmont Industries, Inc. Enhanced Technology Solutions Focus on Higher Value Crops Full Service Water Management for Ag International Growth

Geographic Expansion: International Growth  Targeting markets with a mix of the following qualities - - - - Population growth Arable land Available water Desire for self-sufficiency and political policies that support agricultural development  Localized product development through voice of grower  Support new technology rollouts with in-country training 95 | March 6, 2018 | Valmont Industries, Inc.

Adjacencies: Full Service Water Management for Ag  Engineered turnkey irrigation solutions Valley Pumping Station - - - Water delivery from source to field Enhanced products and consulting services Integrate Valley Water Management as a solution into more platforms  Scheduling, monitoring, and pumping controls - Aid the grower in managing increasing regulatory and compliance requirements Valley Scheduling Software  Cascade Earth Sciences Strong Brand Portfolio 96 | March 6, 2018 | Valmont Industries, Inc.

Adjacencies: Expand Markets to Higher Value Crops  Expand from traditional crops of corn & soybeans to other high-value specialty crops such as potatoes, carrots, sugar cane, and alfalfa Variable Rate Irrigation  High-value crops require more precise irrigation management  Created specialized products and solutions for high-values crops X-Tec - - - Variable rate irrigation X-Tec high-speed drive train Chemigation and fertigation can be applied through the pivot 97 | March 6, 2018 | Valmont Industries, Inc.

New Product Development: Enhanced Technology Solutions  Drive adoption of Valley Irrigation integrated technology solutions - - Deliver labor savings and increase the quality of life for our growers AgSense  Increase adoption of Valley ICON™ smart panels - - Simplified, intuitive user experience Mobile, desktop, and in-field applications  Valley Irrigation Exchange™ - - - Interfaces with other major farm equipment vendors Shares data across platforms Open architecture 98 | March 6, 2018 | Valmont Industries, Inc.

Irrigation Strategic Initiatives  Building and aligning organization Valmont Strategic Focus Going Forward - - - - Increased focus on talent management Established Valley Water Management group Strategic regional leadership Dedicated business development resource  Operations transformation - Agile and Lean organization  Commercial operations - - Large farms/key account management Aftermarket parts growth 1,120 courses offered in 5 languages 100,000 courses completed over 5 years  Refining process for new product development - Voice of grower included in every step of new product development 99 | March 6, 2018 | Valmont Industries, Inc.

2016-2017 Lean/Operational Excellence Metrics Kanban activities 100 | March 6, 2018 | Valmont Industries, Inc. Safety Talent Development Inventory Cost Reductions Productivity Tubing Scrap Total Recordable Incident Rate (TRIR) declined 33% from 2.18 to 1.451 Lost Time Injury Rate (LTIR) declined 78% from 0.91 to 0.201 Identification of safety hazard reporting from better engagement: 36% to 1,856; 95% closed Global Training held in UAE, Brazil and U.S. Each participant created 5 value stream improvement projects 1 Rate per 200,000 Global turn improvement by 11% 33 more intra-site per site hours. 55% improvement in cost reductions in 2017 Hours per span shipped improved 29% globally 11% reduction in process scrap: from 5.9% to 5.26%

Margin Improvement Initiatives Price Cost Productivity Superior product, service, and support enable price leadership Dealer development and pricing education empowers dealers to command premium price Material optimization Continue to build upon Lean successes Sourcing flexibility from multiple locations Leverage back office and manufacturing capacity Supervisor training Continued automation of processes Evolution in our sourcing strategy Reducing process waste (Lean for the office) 101 | March 6, 2018 | Valmont Industries, Inc.

Key Takeaways 102 | March 6, 2018 | Valmont Industries, Inc. Good Business in Down Markets, Great Business in Good Markets International Sales Expected to Exceed North America Over Time Market-Leading Technology We Are Driving Growth, Not Waiting for Market Rebound

FINANCIAL OVERVIEW Mark Jaksich | EVP & CFO 103 | March 6, 2018 | Valmont Industries, Inc.

Key Messages 104 | March 6, 2018 | Valmont Industries, Inc. Improved Financial Performance Since 2015 Trough Strong Balance Sheet with Liquidity to Fund Growth We Measure Our Success Using ROIC and Operating Income Growth Building an Organization to Support Growth and Acquisition Activity

Strong Peak to Trough Performance Sales and Operating Income1 ($M) $3,304 $ 600 $ 3,5 00 $3,123 $2,746 $ 3,0 00 $ 500 $2,619 $2,522 $ 2,5 00 $ 400 $ 2,0 00 $ 300 $ 1,5 00 $ 200 $ 1,0 00 $ 100 $ 500 $ - $ - 2008 2009 2010 2011 Sales 2012 2013 2014 2015 2016 2017 Operating Income GAAP Operating Income 1 Excludes restructuring charges, impairments and significant one-time adjustments. Please see Company’s Reg. G table at 105 | March 6, 2018 | Valmont Industries, Inc. end of presentation. $3,030 $2,662 $1,907 $1,787 $1,976 $382 Trough $263 $ $178 Peak $473 $358 1 $256 1$243 $132 $266 Trough

Independent Segment Drivers Provide Stability Over Time Adj. EBITDA1 $628.0 ($M) $371.6 $352.1 2008 2009 2010 2011 2012 Utility 2013 2014 Coatings 2015 Other 2016 2017 Irrigation ESS 1 Totals are exclusive of Corporate expense. Excludes restructuring charges, impairments and significant one-time 106 | March 6, 2018 | Valmont Industries, Inc. adjustments. Please see Company’s Reg. G table at end of presentation. $509.1 $502.4 $388.0 $389.0 $294.6 $317.2 $277.6

Strong and Flexible Balance Sheet Credit Rating S&P Moody’s Stable1 Stable BBB+ Baa3 Debt Maturities ($M) $250 $250 $250 2020 2044 2054 1 Upgraded in Aug 2017 from “Negative” due to improved financial performance and effective capital management. 2 Adjusted 107 | March 6, 2018 | Valmont Industries, Inc. EBITDA as computed in our debt agreements, See Company’s Reg. G tables at end of presentation. Maintain Investment Grade Rating; Target Debt/EBITDA of 1.5-2.5x 6.625% 5.00% 5.25% 2017 Debt and Liquidity Free Cash Flow$90M Cash at 12/31 $493M ($406M ex. US) Total Debt $755M Revolving Credit Facility$600M $200M Accordion Feature $0 Drawn; Expires 2022 5-Year Historical Debt/Adjusted EBITDA2 0.9x 1.9x 2.7x 2.3x 2.2x 2013 2014 2015 2016 2017

Strong Free Cash Flow Supports Capital Deployment Free Cash Flow ($M) Capital Deployment Track Record ($M) $290 $686 2013 2014 2015 2016 2017 FCF Conversion by Year1 2013 2014 2015 2016 2017 Capital Spending Acquisitions Dividends Share Repurchase 1 See Company’s Reg. G tables and Calculation of Free Cash Flows at end of presentation. 108 | March 6, 2018 | Valmont Industries, Inc. GAAP 1.04x .55x 5.65x .93x .78x Adj. 1.04x .55x 1.71x 1.11x .57x 5-Year Average Adj. FCF Conversion of 1.0x1 $195 $263 $146 $94 $227 $101 $161 $90

Capital Allocation Priorities  Working capital investment to support sales growth Support Growth & Operations of Existing Businesses  Capital expenditures $65M – $75M annually  Strategic fit – leverage Acquisitions  Clear path to returns exceeding cost of capital within 3 years  Dividends – targeted payout ratio of 15% of earnings Return Cash to Shareholders  Opportunistic share repurchase; $132M remaining on authorization 109 | March 6, 2018 | Valmont Industries, Inc.

Growth Track Record: Organic and Acquisition Sales ($M) 15-Yr Acquisition Growth Rate of 14.4% 15-Yr Organic Growth Rate of 5.4% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Organic Acquisitions 110 | March 6, 2018 | Valmont Industries, Inc.

Disciplined and Strategic M&A Approach 111 | March 6, 2018 | Valmont Industries, Inc. Identify Key Learnings to Modify and Enhance the Process Going Forward 1. Identify Opportunity & Synergies 2. Financial Justification 3. Evaluation Phase 4. Integration and Post-Evaluation Market, customer, and/or product Operational and supply chain Core competencies and synergies Financial performance of target over the cycle Path to exceed after-tax cost of capital of 8.5% over 3 years Additional focus on identifying, measuring, and committing to synergies More formal and structured integration planning Review within 2 years post-transaction Measure results: Financial Strategic Operational Market

M&A Scorecard 112 | March 6, 2018 | Valmont Industries, Inc. Acquired Dec. 2012 Feb. 2013 Dec. 2013 Mar. 2014 Aug. 2014 Oct. 2014 Sep. 2015 Segment CoatingsESS ESS Utility IrrigationESS Coatings Location Canada AustraliaNew ZealandDenmark U.S. (SD) U.S. (SC) U.S. (NJ) Strategic Rationale Establish Market Acquire Offshore Irrigation Strengthen Galvanizing CanadianExpansion of Highway SafetyEngineeredControls and Composite Geographic Presence inAccess Technology and Structures Monitoring Structures Expansion into GalvanizingSystems Expand ProductTechnologyOffering NE U.S. Offering Purchase Price $45.7M $53.2M $10.0M $120.5M $17.0M $48.2M $12.8M % Acquired 100% 100% 100% 95% 51% 100% 100% • Deeper analysis of markets/submarkets over longer historical time period to better validate sales fPoreocgaresst sing • Develop better action plans to address customer concentration risks • More in depth operational review to sharpen future capital spending needs • Operational integration plans – more willing to reassess post-acquisition Lessons Learned

Dividend is an Important Commitment Dividend per Share $1.50 $1.50 $0.26 2000 2005 2010 2015 2017 113 | March 6, 2018 | Valmont Industries, Inc. $0.65 $0.34

Finance Function Transformation Realign Finance Resources for Better Organizational Support and to Enable Growth Finance Business Partner Regional Shared Services  Strengthen FP&A function  Centralizing common functions - Focus on pricing, cost drivers, and customer metrics (i.e., costs to serve) - - - Transactional – A/P, A/R, and financial closings Credit control Global IT  Enhance financial forecasting - - - Standardize processes Improve demand predictability Build on S&OP processes  Enhancing controls, eliminating unneeded control procedures, reducing IT instances (i.e., complexity reduction) Streamlining and standardizing processes Platform for leveraging future growth (M&A integration)    Provide greater support to businesses on acquisition initiatives Finance Teams Dedicated to BU Leaders to Provide Key Finance Support Centralize Key, Common Finance, and Accounting Functions on a Regional Basis 114 | March 6, 2018 | Valmont Industries, Inc. RESULTS: Australia: Transitioned in 2016/17| North America: In-Process

Tax Reform 2017 transitional effect: $42M1 – $1.84 per share  - - Re-measurement of net deferred tax assets: $20.4M – non-cash Deemed repatriation of foreign earnings ~$21.6M  Effective tax rate for 2018 going forward expected to be ~25%1,2  Cash mobility will improve - - Repatriate $75M – $100M foreign cash to U.S. – under review Reinvest excess foreign cash in growth and M&A  Approach to capital investment unchanged – tax law change will improve ROIs 1 Final impact of tax legislation may differ, depending on final IRS and accounting regulations. 2 Based on current geographic 115 | March 6, 2018 | Valmont Industries, Inc. mix of pre-tax income and existing tax regulations in countries where Valmont operates.

2018 EPS Guidance Adjusted EPS Walk | 2017-2018 ~$8.00 $6.971 $5.11 GAAP 1 Please see Company’s Reg. G table at end of presentation. 116 | March 6, 2018 | Valmont Industries, Inc. General Assumptions: FX Rates Similar to Current Rates | Inflationary Effects Recovered through Pricing and Productivity | Excludes M&A

Margin Walk 2017-2020 Margin Walk | 2017-2018 11.5% – 12.0% 2017 Inflation Pricing Cost Red Leverage 2020 117 | March 6, 2018 | Valmont Industries, Inc. General Assumptions: Inflation Offset by Cost Reductions and Pricing | Volume Leverage from Growth Initiatives | Excludes M&A 9.7%

Long-Term Company Targets Projected 1 5% organic. Acquisitions over time are necessary to achieve top end of range. 2 Please see Reg G tables at the end of the 118 | March 6, 2018 | Valmont Industries, Inc. presentation. 3 Excludes effects from sale of grinding media business, potential acquisitions and the 2018 restructuring plan. `Goal 2016 2017 2016 Adjusted 20172 Adjusted 20182,3 Revenue Growth1 5% ̶ 10% (3.7%) 9.0% (3.7%) 9.0% 7.0% > 10% 346.2% (33.0%) 14.0% 8.6% ~14.8% > 10% 9.5% 7.7% 10.0% 10.3% > 10.0% EPS Growth ROIC2 FCF Conversion2 > 1.0x Net Earnings 0.9x 0.8x 1.1x 0.6x > 1.0x Operating Margin2 > 12% 9.7% 9.7% 10.1% 9.7% 10.2%

Strong Correlation of Total Value Impact (TVI) & Share Price TVI1 vs. Share Price TVI ($M) $ Per Share $140 $120 $100 $80 $60 $40 $20 $0 -$20 $180 $160 $140 $120 $100 $80 $60 $40 $20 $-2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 TVI Share Price 1 Total Value Impact (TVI) = Net operating profit after tax – cost of capital (8.5%). See the Company’s table for TVI calculation 119 | March 6, 2018 | Valmont Industries, Inc. at the end of this presentation. Delta acquisition disrupted the financial calculation in a significant way for 2010. Returns that Exceed Cost of Capital Drive Shareholder Value

Continuing to Create Long-Term Shareholder Value Total Shareholder Return1 (As of 12/31/17) 19.4% 18.6% 16.5% 12.5% 6.2% 5.2% 1-Year 3-Year 5-Year 7-Year 10-Year 15-Year 20-Year VMI S&P 500 1 Source: FactSet. 120 | March 6, 2018 | Valmont Industries, Inc. 13.4% 11.4% 9.1% 7.4% 5.0% 10.5% 10.3% 7.7%

Key Takeaways 121 | March 6, 2018 | Valmont Industries, Inc. Continued Focus on ROIC and Increasing Long-Term Shareholder Value Capital Allocation Philosophy Balanced between Growth and Returning Cash to Shareholders Balance Sheet Appropriately Levered Given Cyclical Businesses Transforming Finance Function; Significant Opportunities Ahead

CLOSING REMARKS Steve Kaniewski | President & CEO 122 | March 6, 2018 | Valmont Industries, Inc.

Why Valmont? 123 | March 6, 2018 | Valmont Industries, Inc. Sensible Capital Allocation and ROIC Focus Will Remain Agriculture and Infrastructure Provide Good Investment Opportunities Expanding Our View of Addressable Market to Leverage Existing Global Platform Management Team is Reshaping the Organization to Align with Growth

Q&A 124 | March 6, 2018 | Valmont Industries, Inc.

APPENDIX 125 | March 6, 2018 | Valmont Industries, Inc.

Reg G Reconciliation VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) tax expense attributed to the Tax Cuts and Job Act ("2017 Tax Act"), (2) restructuring costs, (3) deferred income tax (benefit) expense arising from changes in foreign tax rates and an international legal reorganization and (4) other non-recurring expenses (including the reversal of a contingent liability), and (b) segment operating income of restructuring costs, impairments, and non-recurring expenses. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures as a number of non-recurring transactions were recognized in 2017 and 2016, some of which are non-cash. YTD Diluted 12'30'17 EPS Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported Remeasurement of deferred tax assets attributed to 2017 Tax Act Non-recurring tax expense attributed to 2017 Tax Act Fair market value adjustment, Delta EMD Net earnings attributable to Valmont Industries, Inc. - Adjusted Average shares outstanding (000's) - Diluted $ 116,240 20,372 21,564 $ 5.11 0.90 0.95 236 0.01 $ 158,412 $ 6.97 22,738 YTD 12'31'16 Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported Restructuring expenses Reversal of contingent liability Fair market value adjustment, Delta EMD Total pre-tax adjustments Tax effect of adjustments1 Deferred income tax benefit - non-recurring Net earnings attributable to Valmont Industries, Inc. - Adjusted Average shares outstanding (000's) - Diluted $ 173,232 12,425 (16,591) $ 7.63 0.55 (0.73) 586 0.03 (3,580) (3,180) (0.16) (0.14) (20,705) (0.91) $ 145,767 $ 6.42 22,709 1 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction, except the reversal of 126 | March 6, 2018 | Valmont Industries, Inc. the contingent liability in 2016, which is not taxable.

Reg G Reconciliation – Continued VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued) YTD 12'31'16 YTD 12'26'15 Increase 2016 from 2015 Operating Income Reconciliation Operating income (loss) - as reported Restructuring expenses Impairment of goodwill and trade names Other non-recurring charges1 Adjusted Operating Income $ 243,504 12,425 - $ 131,695 39,852 41,970 $ 111,809 - 24,010 $ 255,929 $ 237,527 $ 18,402 Net Sales $ 2,521,676 $ 2,618,924 Operating Income as a % of Sales 9.7% 5.0% Adjusted Operating Income as a % of Sales 10.1% 9.1% 1 Other non-recurring charges (pre-tax) in 2015 are the $17,000 provision for a Utility commercial settlement and the $7,010 127 | March 6, 2018 | Valmont Industries, Inc. recognized allowance for doubtful China receivable (Irrigation).

Reconciliation of Adjusted EBITDA to GAAP Figures Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) is one of our key financial ratios in that it is the basis for determining our maximum borrowing capacity at any one time. We calculate "Further Adjusted EBITDA" by adding back cash restructuring and non-recurring expenses to Adjusted EBITDA, as management finds these alternate measures of EBITDA useful to the company's performance from different aspects, and we believe investors will also. 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net earnings attributable to Valmont Industries, Inc. Interest expense Income tax expense Depreciation and amortization expense EBITDA Impairment of goodwill and intangible assets Restructuring and PP&E impairment expense Reversal of contingent liability EBITDA from acquisitions Adjusted EBITDA $ 132,397 18,267 70,213 39,597 260,474 - - - $ 150,562 15,760 72,894 44,748 283,964 - - - $ 94,379 30,947 55,008 59,663 239,997 - - - $ 228,308 36,175 4,590 74,560 343,633 - - - $ 234,072 31,625 126,502 70,218 462,417 - - - $ 278,489 32,502 157,781 77,436 546,208 - - - $ 183,976 36,790 94,894 89,328 404,988 - - - $ 40,117 44,621 47,427 91,144 223,309 41,970 19,836 - $ 173,232 44,409 42,063 82,417 342,121 - 1,099 (16,591) $ 116,240 44,645 106,145 84,957 351,987 - - - - - - - - - 8,696 - - - $ 260,474 $ 283,964 $ 239,997 $ 343,633 $ 462,417 $ 546,208 $ 413,684 $ 285,115 $ 326,629 $ 351,987 Other non-recurring transactions1 Debt refinancing costs, pre-tax Cash Restructuring Expense Further Adjusted EBITDA - - - - - - - - - - - - - - - - - - - 38,704 - $ 24,003 - - - 11,306 - - - 20,016 $ 260,474 $ 283,964 $ 239,997 $ 343,633 $ 462,417 $ 546,208 $ 452,388 $ 329,134 $ 337,935 $ 351,987 EBITDA from Corporate/LIFO Expense $ (34,132) $ (33,211) $ (37,558) $ (44,319) $ (46,688) $ 81,789) $ (49,989) $ (22,956) $ (33,675) $ 37,049) Total Adjusted EBITDA Provided by Segments $ 294,606 $ 317,175 $ 277,555 $ 387,952 $ 509,105 $ 627,997 $ 502,377 $ 352,090 $ 371,610 $ 389,036 Total interest-bearing debt $ 486,685 $ 774,074 $ 758,971 $ 756,392 $ 755,015 Leverage Ratio 0.89 1.87 2.66 2.32 2.15 1 Other non-recurring transactions in 2015 are the $7,003 allowance for doubtful accounts recorded in the Irrigation segment and the $17,000 accrual recorded for the utility commercial settlement. 128 | March 6, 2018 | Valmont Industries, Inc.

Calculation of Free Cash Flows We believe that Free Cash Flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of Free Cash Flow may not be directly comparable to similar measures used by other companies. 2013 2014 2015 2016 2017 Net Cash Flows from Operations Purchase of Plant, Property, and Equipment Free Cash Flows $ 396,442 $ 174,096 $ 272,267 $ 219,168 $ 145,716 (106,753) (73,023) (45,468) (57,920) (55,266) $ 289,689 $ 101,073 $ 226,799 $ 161,248 $ 90,450 Net Earnings Attributed to Valmont Industries, Inc. $ 278,489 $ 183,976 $ 40,117 $ 173,232 $ 116,240 Adjusted Net Earnings Attributed to Valmont Industries, Inc. N/A N/A $ 131,798 $ 145,767 $ 158,412 Free Cash Flow Conversion - GAAP Free Cash Flow Conversion - Adjusted 104% N/A 55% N/A 565% 171% 93% 111% 78% 57% 129 | March 6, 2018 | Valmont Industries, Inc.

Calculation of Return on Invested Capital Return on Invested Capital is calculated as Operating Income (after-tax) divided by the average of beginning and ending Invested Capital. Invested Capital represents total assets minus total liabilities (excluding interest-bearing debt). Return on Invested Capital is one of our key operating ratios, as it allows investors to analyze our operating performance in light of the amount of investment required to generate our operating profit. Return on Invested Capital is also a measurement used to determine management incentives. Return on Invested Capital is a non-GAAP measure. Accordingly, Invested Capital and Return on Invested Capital should not be considered in isolation or as a substitute for net earnings, cash flows from operations or other income or cash flow data prepared in accordance with GAAP or as a measure of our operating performance or liquidity. The table below shows how Invested Capital and Return on Invested Capital are calculated from our income statement and balance sheet. 2017 2016 Operating Income Adjusted Effective Tax Rate Tax Effect on Operating Income After-tax Operating Income Average Invested Capital Return on Invested Capital Total Assets Less: Accounts and Income Taxes Payable Less: Accrued Expenses Less: Defined Benefit Pension Liability Less: Deferred Compensation Less: Other Noncurrent Liabilities Less: Dividends Payable Total Invested Capital Beginning of Year Invested Capital Average Invested Capital $ 266,432 28.1% 74,867 $ 243,504 30.8% 74,999 191,565 168,505 $ 1,858,249 10.3% 2,602,250 (227,906) (165,455) (189,552) (48,526) (20,585) (8,510) $ 1,767,316 9.5% 2,391,731 (177,488) (162,318) (209,470) (44,319) (14,910) (8,445) $ $ 1,941,716 1,774,781 $ 1,774,781 $ 1,759,851 $ 1,858,249 $ 1,767,316 1 The adjusted tax for 2017 excludes the $41,935 of tax expense associated with the 2017 Tax Act. The effective tax rate in 2017 including these items is 46.5% Fiscal 2016 also excludes the reversal of a contingent liability that was recognized as part of the Delta purchase accounting of $16,591, which is not taxable. The effective tax rate in 2016 including these items is 19.1%. 130 | March 6, 2018 | Valmont Industries, Inc.

Calculation of Annual Total Value Impact (TVI) TVI is calculated as Operating Income (after-tax) less 8.5% times the average of beginning and ending Invested Capital. Invested Capital represents total assets minus total liabilities (excluding interest-bearing debt). Total Value Impact (TVI) Calculation 2001 2002 2003 2004 2005 2006 2007 2008 2009 Operating Income Tax rate Tax effected Operating Income $ 65,021 $ 70,289 $ 54,623 $ 70,112 $ 82,863 $ 110,085 32.0% $ 155,626 $ 228,591 $ 237,994 36.9% 36.5% 36.3% 36.0% 37.8% 31.4% 34.2% 32.2% $ 41,028 $ 44,634 $ 34,795 $ 44,872 $ 51,541 $ 74,858 $ 106,759 $ 150,413 $ 161,360 Total Assets Less: Accounts payable Less: Accrued expenses Less: Dividends Payable Less: Defined benefit pension obligation Less: Deferred compensation Less: Other non-current liabilities Invested Capital Average Invested Capital $ 588,897 (57,027) (58,042) (1,598) - - $ 578,571 (55,198) (69,828) (1,792) - - $ 604,797 (63,256) (55,856) (1,921) - - $ 836,108 (69,979) (66,506) (1,932) - - $ 802,042 (90,674) (67,869) (2,107) - - $ 892,310 (103,319) (79,699) (2,437) - - $ 1,052,613 (128,599) (102,198) (2,724) - (18,309) $ 1,326,288 (136,868) (119,858) (3,402) - (16,721) $ 1,302,169 (118,210) (122,532) (3,944) - (20,503) - - - - - - (5,977) (5,755) (7,010) $ $ 472,230 475,920 $ $ 451,753 461,992 $ $ 483,764 467,759 $ $ 697,691 590,728 $ $ 641,392 669,542 $ $ 706,855 674,124 $ $ 794,806 750,831 $ $ 1,043,684 919,245 $ $ 1,029,970 1,036,827 Cost of Capital Required Capital 8.5% 40,453 8.5% 39,269 8.5% 39,759 8.5% 50,212 8.5% 56,911 8.5% 57,300 8.5% 63,821 8.5% 78,136 8.5% 88,130 $ $ $ $ $ $ $ $ $ TVI in Excess of Cost of Capital $ 575 $ 5,364 $ (4,965) $ (5,340) $ (5,370) $ 17,557 $ 42,939 $ 72,277 $ 73,230 131 | March 6, 2018 | Valmont Industries, Inc.

Calculation of Annual Total Value Impact (TVI) – Continued Total Value Impact (TVI) Calculation 2010 2011 2012 2013 2014 2015 2016 2017 Operating Income Adjusted Effective Tax Rate 2, 3, 4 Tax Effected Operating Income $ 193,720 36.0% $ 263,310 30.2% $ 382,296 35.2% $ 473,069 35.1% $ 357,716 33.4% $ 238,239 $ 237,520 32.0% $ 243,504 30.8% $ 266,432 28.1% $ 123,9815 $ 183,790 $ 247,728 $ 307,022 $ 161,0391,2 $ 168,5053 $ 191,5654 Total Assets Less: Accounts Payable Less: Accrued Expenses Less: Dividends Payable Less: Defined Benefit Pension Obligation Less: Deferred Compensation Less: Other Non-current Liabilities Invested Capital Average Invested Capital $ 2,090,743 (179,814) (153,686) (4,352) (104,171) (23,300) $ 2,306,076 (234,537) (157,128) (4,767) (68,024) (30,741) $ 2,568,551 (212,424) (180,408) (6,002) (112,043) (31,920) $ 2,776,494 (216,121) (194,527) (6,706) (154,397) (39,109) $2,729,668 (196,565) (176,431) (9,086) (150,124) (47,932) (45,541) $ 2,399,428 (179,983) (175,947) (8,571) (179,323) (48,417) $ 2,391,731 (177,488) (162,318) (209,470) (44,319) (14,910) $ 2,602,250 (227,906) (165,455) (189,552) (48,526) (20,585) (47,713) (41,418) (44,252) (51,731) (40,290) (8,445) (8,510) $ $ 1,577,707 1,303,839 $ $ 1,769,461 1,673,584 $ $ 1,981,502 1,875,482 $ $ 2,113,903 2,047,703 $2,103,989 $2,108,946 $ $ 1,766,897 1,935,443 $ $ 1,774,781 1,770,839 $ $ 1,941,716 1,858,249 Return on Invested Capital 9.5% 11.0% 13.2% 15.0% 11.3% 8.3% 9.5% 10.3% Cost of Capital Required Capital 8.5% 110,826 8.5% 142,255 8.5% 159,416 8.5% 174,055 8.5% $ 179,260 8.5% 164,513 8.5% 150,521 8.5% 157,951 $ $ $ $ $ $ $ TVI in Excess of Cost of Capital $ 13,155 $ 41,536 $ 88,312 $ 132,967 $ 58,978 $ (3,474) $ 17,983 $ 33,613 1 Figure reported for 2015 is adjusted operating income. GAAP operating income for 2015 was $131,695. For purposes of this calculation, management has added back $41,970 of goodwill and intangible asset impairments, $39,852 of restructuring expense, $17,000 of expense related to the utility commercial settlement, and an $7,003 allowance for a Chinese receivable. 2 The adjusted effective tax rate in 2015 excludes the effects of the goodwill impairments which are not deductible for income tax purposes and the $7.1M deferred income tax expense recognized as a result of the U.K. corporate tax rate decreasing from 20% to 18%. The effective tax rate in 2015 including these items is 50.7%. 3 The adjusted effective tax rate for 2016 excludes deferred income tax benefit of $30,590resulting primarily from the re-measurement of the deferred tax asset for the Company's U.K. defined benefit pension plan. In addition, fiscal 2016 excludes $9,888 recorded as a valuation allowance against a tax credit asset. Fiscal 2016 also excludes the reversal of a contingent liability that was recognized as part of the Delta purchase accounting of $16,591, which is not taxable. 4 The adjusted effective tax rate for 2017 excludes the $41,935 of tax expense associated with recording the impact of the 2017 Tax Act. The effective tax rate in 2017 including these items is 46.5%. 5 The Company incurred certain expenses in 2010 associated with the acquisition of Delta plc (Delta). The expenses included $15,307 of SG&A expenses related to the Company's evaluation of Delta and other required expenses associated with the Company's offer ongoing integration. GAAP operating income for 2010 was $178,413. 132 | March 6, 2018 | Valmont Industries, Inc.

Biographies 133 | March 6, 2018 | Valmont Industries, Inc. STEVE KANIEWSKI PRESIDENT & CHIEF EXECUTIVE OFFICER Stephen G. Kaniewski was appointed President and Chief Executive Officer of Valmont in 2018. Prior to that, he was President and Chief Operating Officer (COO) after serving as group president of the Utility Support Structures division and vice president of global operations for the Irrigation division, where he put an emphasis on further developing the global supply chain, deployment of Lean manufacturing processes, and a cost of goods sold (COGS) focus on all plants. Steve joined Valmont in 2010, where he led the corporate IT group. Steve’s career has given him varied experiences in international manufacturing, marketing and IT. Over half of his career has been focused running operations and half in the IT space working with industrial goods manufacturers. During his time at Belden, he served as vice president of Global IT Applications, leading the company’s phased rollout of SAP. Prior to that, he was vice president of operations for Belden’s Specialty Division and country director for Mexico. He worked with union and government representatives to establish new legal entities, obtain tax concessions, and establish initial labor and operating contracts with the various government entities. Before Belden initiated a merger with CDT (Cable Design Technologies) in 2005, Steve worked as vice president of operations for CDT’s specialty division in Mexico and the US. Prior to CDT, Steve worked as a technology consultant for companies implementing ERP systems and as manager of fulfillment operations for National Media, a direct marketing company. Steve currently serves as the chairman of the board of directors for the AIM Institute in Omaha, a not-for-profit organization dedicated to promoting vibrant communities through technology and as a board member for United Way of the Midlands. He received a B.S. in Sociology degree from Santa Clara University in 1994.

Biographies 134 | March 6, 2018 | Valmont Industries, Inc. MARK JAKSICH EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER As Chief Financial Officer (CFO), Mark’s responsibilities include oversight of all financial operations specifically, Treasury, Internal Audit, Information Technology, Taxation, Investor Relations, and Accounting. Throughout his 34-year career with Valmont, Mark has held a number of finance and accounting positions, including assistant corporate controller, manager of internal audit and divisional controller of international. During his tenure as international controller, Valmont expanded international business operations in China, Europe, and Brazil. Mark was promoted to vice president and corporate controller in 2000 and served in that capacity until his appointment to CFO in February of 2014. Mark has been a long-time board member of the Nebraska Chapter of Financial Executives International and has served as a past chapter president. Mark was named as a Distinguished Alumnus of the University of Nebraska-Omaha (UNO) College of Business Administration in 2012. Mark currently serves on UNO’s College of Business Administration and School of Accountancy advisory boards and is a member of the finance committee and board of directors with Catholic Charities of Omaha. Mark graduated from the University of Nebraska-Omaha in 1979 with a B.S. in Business Administration degree, earning his M.B.A. degree from UNO in 1992.

Biographies 135 | March 6, 2018 | Valmont Industries, Inc. DOUG BRYSON SENIOR VICE PRESIDENT, STEEL OPERATIONS As Senior Vice President, Steel Operations, Doug’s responsibilities include oversight for all steel structure manufacturing and supply chain management in North America. Doug also has global responsibility for Logistics, Environmental, and Health and Safety organizations. Doug joined Valmont in February 2013 as vice president of operations for the Utility Division’s Eastern Region. In 2015, Doug assumed responsibility of all Utility Division’s North American Steel manufacturing locations, S&OP, Supply Chain, and Logistics organizations. Before Valmont, Doug helped lead the Philip Services Corporation as a vice president of operations. He had direct oversight of 15 locations across North America with a focus on improving operations and customer service. Prior to that, he was senior director of operations with Pinnacle Foods and director of operations with Thomas and Betts, a leading manufacturer of electrical components and steel structures. Doug is a past member of the board of directors of the NW Arkansas Salvation Army and American Cancer Society Relay for Life where he was a past co-chair. Doug was also supportive of United Way, providing corporate sponsorships for the Day of Caring. Doug graduated from Jacksonville State University with a B.S. in Industrial Engineering Technology. He completed a Leadership Training Program, in conjunction with the University of Michigan, receiving an Executive Management certificate in Operations Management. Doug has also completed his Lean Six Sigma Green Belt training from HLS.

Biographies 136 | March 6, 2018 | Valmont Industries, Inc. BARRY RUFFALO GROUP PRESIDENT, ENGINEERED SUPPORT STRUCTURES In his current role as group president, Barry is accountable for the Engineered Support Structures global business effectiveness and growth. Before being named to his current position in 2017, Barry served as group president of Global Energy and Mining, which is based in Australia, New Zealand, China, Southeast Asia and Europe. Barry joined Valmont in 2015 as an executive vice president of operational excellence. After over a decade at Case Corporation/Case Hew Holland, Barry took a position of Director – North America Operations at Joy Global in 2007. There, he had accountabilities over nine facilities throughout North America, which served customers worldwide. Later that same year, the role of President – Irrigation at Lindsay Corporation was offered to Barry and he accepted. In September 2013, Barry assumed the role of president – infrastructure, which he held until joining Valmont in 2015. Barry received his B.S. and Master of Science in Industrial Engineering from the University of Wisconsin in 1996.

Biographies 137 | March 6, 2018 | Valmont Industries, Inc. AARON SCHAPPER GROUP PRESIDENT, UTILITY SUPPORT STRUCTURES In his role as group president of the Utility Support Structures group, Aaron is responsible for setting global strategy for the Utility division and leading the business to increased performance and profitability. Aaron joined Valmont in 2011, as the vice president and general manager, International Irrigation. In 2015, he added the responsibilities of global engineering oversight before being named to his current position in 2016. In 1999, Aaron started his engineering career in the composites industry, creating carbon fiber structures for various industries. In 2002, Aaron moved to China and was hired to create and lead the engineering department at Shanghai, China-based Orbit Irrigation. His roles quickly grew to encompass quality, operations, marketing, and Asia sales. Aaron was promoted to general manager in 2007 and his duties expanded to include acquisitions and the establishment of the company’s green-field manufacturing sites in Taipei, Taiwan and Ningbo, China. Aaron served in that capacity until joining Valmont in 2011. Aaron has earned numerous degrees, including a B.A. in Mandarin Chinese and a B.S. in Mechanical Engineering from the University of Utah; and an M.B.A. from Northwestern University’s Kellogg School of Management.

Biographies 138 | March 6, 2018 | Valmont Industries, Inc. LENNIE ADAMS GROUP PRESIDENT, IRRIGATION Lennie Adams’s responsibilities include the Global Irrigation Division, Valmont Tubular Products, and Cascade Earth Sciences (CES, a water reuse company located in Oregon). Lennie began his career at Valmont in 1978 upon graduation from college. He has held numerous accounting and controller positions in the Poles and Tubing divisions. In 1995, he accepted the role of vice president of operations in the Poles Division. This was followed by the roles of vice president and general manager of the Industrial Products Division and subsequently the position of president for the Coatings and Tubing Division. In 2005, Lennie became president of the North American Irrigation and Tubing Divisions. In January 2009, he accepted the role of group president for Global Irrigation. Lennie served two terms on the Fremont Area United Way Board, with one term as president. He has also served for six years on the Fremont Area Community Foundation board. Currently he serves on the board of directors for the College World Series of Omaha, Inc. Lennie received his B.S. in Accounting from Wayne State College (Nebraska) in 1978. In 1991, he obtained a C.P.A. designation, and in 1996 he completed the executive M.B.A program from Stanford University.

Biographies 139 | March 6, 2018 | Valmont Industries, Inc. RICK CORNISH GROUP PRESIDENT, COATINGS In 1996, Rick Cornish joined Valmont as Director of Business Development for a new company business initiative. Challenged with the opportunity to grow the Valley Galvanizing facility, then a one location cost center, into a profitable business segment, the Coatings Division was launched on January 1, 1997. Today Rick is the group president of Valmont’s Global Coatings Segment. Rick’s leadership experience in the corrosion protection industry began in 1988, when he accepted a position with the Kinark Corporation as operations manager, at their Boyles Galvanizing facility in Denver, CO. Advancing through that organization, Rick was promoted to vice president of galvanizing operations, at that time the largest custom galvanizer in North America, where he remained until 1996. Rick served on the Board of Directors of the American Galvanizing Association from 1998 to 2015 and is a past President. He is also on the Board of Directors for the Nebraska Chamber of Commerce and serves as the Chairman of the Manufacturers Council. Rick attended the University of Kansas and was in the Naval ROTC Program. Upon graduation in 1978, with a B.S. in Business, he was commissioned an Ensign and attended the U. S. Navy’s Surface Warfare School in Newport, RI. Rick had multiple overseas deployments while on active duty and continued his affiliation with the Naval Reserve through 2000. His final assignment was at the Pentagon Navy Command Center, achieving the rank of Captain. Rick received his M.B.A. from the University of Tulsa in 1987.

Biographies 140 | March 6, 2018 | Valmont Industries, Inc. RENEE CAMPBELL DIRECTOR, INVESTOR RELATIONS & CORPORATE COMMS Renee Campbell is the Director of Investor Relations and Corporate Communications at Valmont. In her role, Renee is one of Valmont’s primary points of contact with external stakeholders and the investor community. She is also responsible for leading the development of Valmont’s public relations, media relations, and internal communications strategies. Before rejoining Valmont in September 2017, Renee was the Corporate Treasury Director at West Corporation, and Vice President of Cash Operations at ACI Worldwide. Prior to her role at ACI, Renee held several segment financial roles at Valmont over a period of 20 years, including Director of Finance for the U.S. Lighting & Traffic business and increasingly responsible roles in credit, business integration, international trade finance, and corporate treasury. Renee holds a Bachelor of Science degree in Business Administration/Finance from the University of Nebraska – Lincoln. She currently serves on the Board of Directors of Lauritzen Gardens, and has held previous Board positions with Child Saving Institute and the Midwest International Trade Association. She is a member of the Association of Financial Professionals and the National Investor Relations Institute.

Biographies 141 | March 6, 2018 | Valmont Industries, Inc. JEFF LAUDIN MANAGER, INVESTOR RELATIONS Jeffrey Laudin has been Manager of Investor Relations at Valmont in Omaha, Nebraska for 20 years. As investor relations manager, Jeff is responsible for communicating the investment characteristics of Valmont to shareholders, investors, analysts, and portfolio managers. Prior to joining Valmont, Jeff held a similar position at CalEnergy Company in Omaha, Nebraska. Before that, Jeff was a stock and commodity broker as well as a Certified Financial Planner. Jeff earned his Illinois Certified Public Accounting Certificate in 2003, his MBA in Decision Sciences from the University of Nebraska in 1982, and a BA in Economics from the State University of New York College at Oneonta in 1975. Jeff has served as adjunct instructor in the Finance and Banking department at the University of Nebraska at Omaha, and in the Finance and Economics departments at the University of Phoenix.